Exhibit 10.55
SIXTH AMENDMENT TO AGREEMENT OF SALE
     THIS SIXTH AMENDMENT TO AGREEMENT OF SALE (“Amendment”) is made as of the 20th day of January, 2006, by and between MIAMI RPFIV AIRPORT CORPORATE CENTER LIMITED LIABILITY COMPANY, a Delaware limited liability company (“Seller”), and HINES REIT PROPERTIES, L.P., a Delaware limited partnership (“Buyer”).
Preliminary Statement
     Seller and Buyer have heretofore entered into that certain Agreement of Sale, made to be effective as of October 12, 2005 (the “Purchase Agreement”), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Property (as defined in the Purchase Agreement) which includes the real estate commonly known as the Miami Airport Corporate Center located in Miami, Florida, as amended by First Amendment to Agreement of Sale, dated October 28, 2005, Second Amendment to Agreement of Sale, dated November 8, 2005, Third Amendment to Agreement of Sale, dated November 11, 2005, Fourth Amendment to Agreement of Sale, dated November 15, 2005, and Fifth Amendment to Agreement of Sale, dated as of November 16, 2006.
     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.
     1. Closing Date. The Closing Date shall occur Tuesday, January 31, 2006. Notwithstanding anything contained in the Purchase Agreement, as amended, for purposes of calculating closing pro-rations, January 31, 2006 shall be a date of income and expense to the Seller.
     2. Full Force and Effect. Except as otherwise expressly set forth herein, the Purchase Agreement is unamended and in full force and effect.
     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.
[Signatures appear on next page]

     IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed as of the date(s) set forth below to be effective as of the day and year first above written.

SELLER:

MIAMI RPFIV AIRPORT CORPORATE CENTER LIMITED LIABILITY COMPANY, a Delaware limited liability company

By:	MIAACCIV, LLC, its managing member

By:	/s/ Robert Hughes

Robert Hughes
Vice President

BUYER:

HINES REIT PROPERTIES, L.P., a Delaware limited partnership

By:	Hines Real Estate Investment Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Charles Hazen

Charles Hazen
Title:President

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